Exhibit 10.1

Execution Version

AMENDMENT NO. 5 TO CREDIT AGREEMENT

AMENDMENT NO. 5 TO CREDIT AGREEMENT, dated as of December 21, 2012 (this “Amendment”), among AVAYA INC., a Delaware corporation (the “Borrower”), CITIBANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), and the Lenders (as defined below) party hereto.

PRELIMINARY STATEMENTS

A. The Borrower, Avaya Holdings Corp. (formerly known as Sierra Holdings Corp.), a Delaware corporation, the Administrative Agent and each lender from time to time party thereto (the “Lenders”) have entered into a Credit Agreement, dated as of October 26, 2007, as amended as of December 18, 2009 by Amendment No. 1, as amended and restated as of February 11, 2011 pursuant to the Amendment Agreement, as amended as of August 8, 2011 by Amendment No. 3 and as amended and restated as of October 29, 2012 pursuant to Amendment No. 4 (as amended, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Restated Credit Agreement”).

B. The Borrower has requested that the Required Lenders and the Required Facility Lenders for each of the Term B-1 Loans, the Term B-3 Loans and the Term B-4 Loans consent to amend Sections 2.05(b)(v), 2.15 and 2.16 of the Restated Credit Agreement to permit the Borrower to prepay any Class or Classes of Term Loans at its election with the Net Cash Proceeds of any Credit Agreement Refinancing Indebtedness incurred or issued on the Third Restatement Effective Date (as defined below).

C. Pursuant to Section 2.16 of the Restated Credit Agreement and subject to the terms of this Amendment, the Borrower desires to obtain Extended Term Loans (the “Term B-5 Loans”) in respect of (a) all of the Term B-1 Loans outstanding under the Restated Credit Agreement as in effect immediately prior to the Third Restatement Effective Date (the “Third Restatement Existing Term B-1 Loans”), and (b) all of the Term B-4 Loans outstanding under the Restated Credit Agreement as in effect immediately prior to the Third Restatement Effective Date (the “Third Restatement Existing Term B-4 Loans”), and has requested that (i) each Term B-1 Lender extend the maturity of and reclassify, effective, at such Term B-1 Lender’s election, either (x) prior to the Term B-5 Payment (as defined below) (the “Pre-Payment Term B-1 Extension”) or (y) immediately after the Term B-5 Payment (the “Post-Payment Term B-1 Extension”; each of the Pre-Payment Term B-1 Extension and the Post-Payment Term B-1 Extension are referred to herein as, individually, a “Term B-1 Extension” and, collectively, the “Term B-1 Extensions”), all or a portion of its Third Restatement Existing Term B-1 Loans as Term B-5 Loans, and (ii) each Term B-4 Lender extend the maturity of and reclassify, effective immediately after the Term B-5 Payment, all or a portion of its Third Restatement Existing Term B-4 Loans as Term B-5 Loans (the “Term B-4 Extension”).

D. The Borrower intends to issue Credit Agreement Refinancing Indebtedness on the Third Restatement Effective Date, and after the Pre-Payment Term B-1 Extension but prior to the Post-Payment Term B-1 Extension and the Term B-4 Extension, to apply the Net Cash Proceeds of such Credit Agreement Refinancing Indebtedness to prepay 50% of the aggregate principal amount of the Term B-5 Loans outstanding immediately prior to the effectiveness of the Post-Payment Term B-1 Extension and the Term B-4 Extension.

E. (i) Each Term B-1 Lender identified on the signature pages to the addendum attached as Annex 1 hereto (the “Lender Addendum”) as an “Extending Term B-1/B-5 Lender” has agreed to extend the maturity of all or a portion of such Term B-1 Lender’s Third Restatement Existing Term B-1 Loans as Term B-5 Loans either in the Pre-Payment Term B-1 Extension or the Post-Payment

Term B-1 Extension (as indicated on such Extending Term B-1/B-5 Lender’s signature page attached hereto), and (ii) each Term B-4 Lender identified on the signature pages to the Lender Addendum as an “Extending Term B-4/B-5 Lender” has agreed to extend the maturity of all or a portion of such Term B-4 Lender’s Third Restatement Existing Term B-4 Loans as Term B-5 Loans, in each case, in the aggregate principal amount set forth below such Extending Term Lender’s signature on its signature page attached hereto (such amount, the “Term B-5 Loan Amount”) and in accordance with the terms and subject to the conditions set forth herein.

F. Section 2.16 of the Restated Credit Agreement provides that the Borrower, the Administrative Agent and the Extending Term Lenders may enter into an Extension Amendment to provide for the extension of the Third Restatement Existing Term B-1 Loans and the Third Restatement Existing Term B-4 Loans contemplated by this Amendment.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Definitions. Capitalized terms used herein and not otherwise defined in this Amendment have the same meanings as specified in the Third Amended and Restated Credit Agreement (as defined below).

SECTION 2. Amendment and Restatement.

(a) Effective as of the Third Restatement Effective Date, (i) the Restated Credit Agreement is hereby amended and restated in the form of Annex 2 hereto (the Restated Credit Agreement, as so amended and restated by this Section 2, being referred to as the “Third Amended and Restated Credit Agreement”); provided, that from and as of the Amendment Effective Date until immediately prior to the Third Restatement Effective Date, “Third Amended and Restated Credit Agreement” as used herein shall mean the Restated Credit Agreement as amended by the modifications in the Third Amended and Restated Credit Agreement relating solely to the amendment to Sections 2.05(b)(v), 2.15 and 2.16 of the Restated Credit Agreement (i.e., without giving effect to the modifications therein relating solely to the Term B-1 Extensions and Term B-4 Extension (such modifications, additions and amendments, the “Extension Amendments”)); and (ii)(A) Exhibit C-7 attached to Annex 4 hereto constitutes a new Exhibit to the Third Amended and Restated Credit Agreement and (B) Exhibit A and Exhibit E attached to Annex 4 hereto hereby replace in their entirety the corresponding Exhibits attached to the Restated Credit Agreement as in effect immediately prior to the Third Restatement Effective Date. The rights and obligations of the parties to the Restated Credit Agreement with respect to the period (A) prior to the Amendment Effective Date shall not be affected by such amendment and restatement and (B) after the Amendment Effective Date but prior to the Third Restatement Effective Date shall not be affected by the Extension Amendments. In the event that the Amendment Effective Date should occur but the Third Restatement Effective Date does not occur, the Administrative Agent and the Borrower will amend the Third Amended and Restated Credit Agreement (without the consent of any Lender) such that the Extension Amendments set forth therein shall be deleted in their entirety (and any provisions modified by the Extension Amendments shall be as in effect under the Restated Credit Agreement immediately prior to the Third Restatement Effective Date).

(b) For the avoidance of doubt, (a) the Extension Amendments contained in this Amendment constitute an Extension Amendment pursuant to Section 2.16 of the Restated Credit Agreement, and (b) each Extending Term B-1/B-5 Lender and Extending Term B-4/B-5 Lender that has executed and delivered a counterpart to this Amendment constitutes an Extending Term Lender with respect to the Third Restatement Existing Term B-1 Loans or Third Restatement Existing Term B-4

Loans, respectively, which such Lender has agreed to extend and reclassify as Term B-5 Loans, in accordance with the terms of this Amendment. For the avoidance of doubt, it is hereby acknowledged and agreed that for purposes of clause (B) of the second proviso in Section 2.16(a) of the Restated Credit Agreement and the Third Amended and Restated Credit Agreement, with respect to any Term B-1 Extension and the Term B-4 Extension, the Term B-5 Payment shall not be included in the calculation of the Weighted Average Life to Maturity of the Term B-5 Loans.

SECTION 3. Waiver. Effective as of the Amendment Effective Date, the Required Lenders hereby waive, with respect to any Term B-1 Extension and the Term B-4 Extension, the five (5) Business Day requirement in respect of Extension Requests as set forth in Section 2.16(c) of the Restated Credit Agreement.

SECTION 4. Conditions of Effectiveness. This Amendment and the Third Amended and Restated Credit Agreement shall become effective as of the first date (such date being referred to as the “Third Restatement Effective Date”) when each of the following conditions shall have been satisfied; provided, that this Amendment and the Third Amended and Restated Credit Agreement shall become effective except with respect to the Extension Amendments as of the first date (such date being referred to as the “Amendment Effective Date”), when each of the following conditions (other than the conditions set forth in Sections 4(a)(i)(C), 4(a)(i)(D) and 4(e) below) shall have been satisfied:

(a) Execution of Documents. The Administrative Agent shall have received (i) this Amendment, duly executed and delivered by (A) the Borrower, (B) the Required Lenders and the Required Facility Lenders for each of the Term B-1 Loans, the Term B-3 Loans and the Term B-4 Loans, (C) each Extending Term B-1/B-5 Lender and (D) each Extending Term B-4/B-5 Lender, and (ii) a Guarantor Consent and Reaffirmation, in the form of Annex 3 hereto, duly executed and delivered by each Guarantor.

(b) Consent Fee. The Administrative Agent shall have received from the Borrower a consent fee payable in Dollars for the account of each Lender (other than a Defaulting Lender) that has unconditionally and irrevocably returned an executed signature page to this Amendment to the Administrative Agent at or prior to 5:00 p.m., New York City time on December 17, 2012 (the “Consent Deadline” and each such Lender, a “Consenting Lender”) equal to 0.15% of the sum of (x) the aggregate principal amount of Term Loans, if any, held by such Consenting Lender as of the Consent Deadline with respect to which a consent was delivered pursuant to this Amendment and (y) the aggregate amount of the Revolving Credit Commitment, if any, of such Consenting Lender as of the Consent Deadline with respect to which a consent was delivered pursuant to this Amendment.

(c) Legal Opinion. The Administrative Agent shall have received a satisfactory legal opinion of counsel to the Borrower addressed to it and the Lenders.

(d) Certificate of Responsible Officer. The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower, certifying the conditions precedent set forth in Sections 4.02(a) and (b) of the Restated Credit Agreement shall have been satisfied on and as of the Amendment Effective Date and the Third Restatement Effective Date.

(e) Minimum Extension. Unless this requirement is waived by the Borrower, the aggregate principal amount of the Term B-5 Loans outstanding following the Pre-Payment Term B-1 Extension and after giving pro forma effect to the Term B-5 Payment, the Post-Payment Term B-1 Extension and the Term B-4 Extension shall not be less than $500,000,000.

(f) Fees. Citigroup Global Markets Inc. shall have received on the Third Restatement Effective Date all fees separately agreed to with the Borrower.

(g) Conditions With Respect to Mortgaged Properties. The Administrative Agent shall have received (i) a completed “Life-of-Loan” Federal Emergency Management Agency Standard Flood Hazard Determination with respect to each Mortgaged Property and (ii) with respect to any such Mortgaged Property that is located in a special flood hazard area, a notice about special flood hazard area status and flood disaster assistance duly executed by the applicable Loan Party relating thereto and evidence of any flood insurance required to be maintained under Section 6.07 of the Third Amended and Restated Credit Agreement.

(h) Confirmation of No Change in Legal Name, etc. The Administrative Agent shall have received written confirmation from the Borrower (which may be in the form of an e-mail) that since the delivery to the Administrative Agent of the update to the perfection certificate on October 29, 2012 pursuant to Amendment No. 4, no Loan Party has (i) changed its legal name, jurisdiction of organization or chief executive office or (ii) acquired or formed any new Subsidiary. For the avoidance of doubt, no lien searches shall be required.

SECTION 5. Representations and Warranties. The Borrower represents and warrants as follows as of the date hereof:

(a) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate or other organizational action. The execution, delivery and performance by the Borrower of this Amendment will not (a) contravene the terms of any of the Borrower’s Organization Documents, (b) result in any breach or contravention of, or the creation of any Lien upon any of the property or assets of the Borrower or any of the Restricted Subsidiaries (other than as permitted by Section 7.01 of the Third Amended and Restated Credit Agreement) under (i) any Contractual Obligation to which the Borrower is a party or affecting the Borrower or the properties of the Borrower or any of its Restricted Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower or its property is subject, or (c) violate any applicable material Law; except with respect to any breach, contravention or violation (but not creation of Liens) referred to in clauses (b) and (c), to the extent that such breach, contravention or violation would not reasonably be expected to have a Material Adverse Effect.

(b) This Amendment has been duly executed and delivered by the Borrower. Each of this Amendment, the Third Amended and Restated Credit Agreement and each other Loan Document to which the Borrower is a party, after giving effect to the amendments pursuant to this Amendment, constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity and principles of good faith and fair dealing.

(c) Upon the effectiveness of this Amendment, no Default or Event of Default shall exist.

(d) Upon the effectiveness of this Amendment and after giving effect to the transactions contemplated by this Amendment, the Borrower and its Restricted Subsidiaries, on a consolidated basis, are Solvent.

(e) Each of the representations and warranties of the Borrower and each other Loan Party contained in Article V of the Third Amended and Restated Credit Agreement or any other Loan Document, is true and correct in all material respects on and as of the date hereof; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

SECTION 6. Post-Effectiveness Obligations.

(a) On the Third Restatement Effective Date, after the effectiveness of this Amendment and the Pre-Payment Term B-1 Extension (but prior to the effectiveness of the Post-Payment Term B-1 Extension and the Term B-4 Extension), the Borrower shall prepay 50% of the aggregate outstanding principal amount of the Term B-5 Loans with the Net Cash Proceeds of Credit Agreement Refinancing Indebtedness in accordance with Section 2.05(b)(vii) of the Third Amended and Restated Credit Agreement (such prepayment, the “Term B-5 Payment”).

(b) Within one hundred and twenty (120) days after the Third Restatement Effective Date, unless waived or extended in writing by the Administrative Agent in its sole discretion, with respect to each Mortgaged Property, the Borrower shall deliver or shall cause the applicable Loan Party to deliver (to the extent not otherwise delivered prior to the Third Restatement Effective Date) to the Administrative Agent either the items listed in the following clause (i) or the items listed in the following clause (ii):

(i)	written confirmation from local counsel to the Loan Parties (which may be in the form of an e-mail) confirming that no amendment or other action is required to such Mortgage in connection with this Amendment in order to ensure the continued validity, perfection and priority of the Liens and security interests granted to the Administrative Agent under such Mortgage for the benefit of the Administrative Agent to secure the payment of the Secured Obligations (as defined in such Mortgage), as amended by this Amendment (it being understood that such confirmation shall be in form and substance reasonably acceptable to the Administrative Agent), together with a title search to the applicable real property encumbered by a Mortgage demonstrating that such real property is free and clear of all Liens (except those Liens created or otherwise permitted under the Third Amended and Restated Credit Agreement and the other Loan Documents); or

(ii)	with respect to each Mortgage encumbering Mortgaged Property,

(1)	an amendment (each, a “Mortgage Amendment”) duly executed and acknowledged by the applicable Loan Party, and in form for recording in the recording office where such Mortgage was recorded, together with such certificates, affidavits, questionnaires or returns as shall be required in connection with the recording or filing thereof under applicable law, in each case in form and substance reasonably satisfactory to the Administrative Agent;

(2)	an endorsement to the existing title insurance policy assuring the Administrative Agent that the Mortgage, as amended by the Mortgage Amendment, is a valid and enforceable first priority lien on such Mortgaged Property in favor of the Administrative Agent (as appropriate) for the benefit of the Secured Parties free and clear of all liens except those liens created or permitted by the Mortgage or by the Administrative Agent, and such endorsement to title insurance policy shall otherwise be in form and substance reasonably satisfactory to the Administrative Agent; and

(3)	an opinion of counsel to the Loan Parties, which opinion (x) shall be addressed to the Administrative Agent and each of the Secured Parties, (y) shall cover (i) the due authorization, execution, delivery of such Mortgage Amendment and (ii) the enforceability of the respective Mortgage as amended by the Mortgage Amendment, and (x) shall otherwise be in form and substance reasonably satisfactory to the Administrative Agent.

SECTION 7. Reference to and Effect on the Credit Agreement and the Loan Documents.

(a) Except as expressly set forth herein, this Amendment (i) shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Borrower under the Restated Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Restated Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Amendment.

(b) On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a Loan Document.

SECTION 8. Costs and Expenses. The Borrower agrees to pay or reimburse the Administrative Agent pursuant to Section 10.04 of the Restated Credit Agreement.

SECTION 9. Notes. The Borrower agrees that each Lender executing this Amendment as an Extending Term B-1/B-5 Lender or Extending Term B-4/B-5 Lender may request through the Administrative Agent, and shall receive, one or more Term B-5 Notes, as applicable, payable to the order of such Extending Term Lender duly executed by the Borrower in substantially the form of Exhibit C-7 attached hereto, evidencing such Term Lender’s Term B-5 Loans; provided that such Extending Term Lender shall have returned to the Borrower any Term B-1 Note or any Term B-4 Note, as applicable, held by it in respect of its extended Third Restatement Existing Term B-1 Loans or extended Third Restatement Existing Term B-4 Loans, respectively, for cancellation; provided, further, that if any such Term B-1 Note or Term B-4 Note, as applicable, is not so surrendered, then from and after the Third Restatement Effective Date such Note shall be deemed to evidence the Term B-5 Loans into which the Third Restatement Existing Term B-1 Loans or Third Restatement Existing Term B-4 Loans, as applicable, theretofore evidenced by such Note have been reclassified.

SECTION 10. Execution in Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.

SECTION 11. Notices. All communications and notices hereunder shall be given as provided in the Third Amended and Restated Credit Agreement.

SECTION 12. Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment and the other Loan Documents shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 13. Successors. The terms of this Amendment shall be binding upon, and shall inure for the benefit of, the parties hereto and their respective successors and assigns.

SECTION 14. Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

AVAYA INC.

By:	/s/ Matthew Booher
Name: Matthew Booher
Title: Vice President and Treasurer

[Amendment No. 5 to Credit Agreement]

CITIBANK, N.A., as Administrative Agent

By:	/s/ David Leland
Name: David Leland
Title: Vice President

[Amendment No. 5 to Credit Agreement]

Annex 1 to

Amendment No. 5 to Credit Agreement

Lender Addendum

By executing a signature page hereto:

(i) as an Extending Term B-1/B-5 Lender, the undersigned institution unconditionally and irrevocably agrees (A) whether or not any Term B-1 Extension occurs and with respect to all outstanding Term Loans and Revolving Credit Commitments held by such Extending Term B-1/B-5 Lender as of the Consent Deadline, to the terms of this Amendment and the Third Amended and Restated Credit Agreement, and (B) on the terms and subject to the conditions set forth in this Amendment, to extend the maturity of, and reclassify as Term B-5 Loans, all or a portion of such Term B-1 Lender’s Third Restatement Existing Term B-1 Loans in the aggregate principal amount of such Extending Term B-1/B-5 Lender’s Term B-5 Loan Amount; and/or

(ii) as an Extending Term B-4/B-5 Lender, the undersigned institution unconditionally and irrevocably agrees (A) whether or not the Term B-4 Extension occurs and with respect to all outstanding Term Loans and Revolving Credit Commitments held by such Extending Term B-4/B-5 Lender as of the Consent Deadline, to the terms of this Amendment and the Third Amended and Restated Credit Agreement, and (B) on the terms and subject to the conditions set forth in this Amendment, to extend the maturity of, and reclassify as Term B-5 Loans, all or a portion of such Term B-4 Lender’s Third Restatement Existing Term B-4 Loans in the aggregate principal amount of such Extending Term B-4/B-5 Lender’s Term B-5 Loan Amount; or

(iii) as a Consenting Term Lender that is not an Extending Term Lender, with respect to all outstanding Term Loans and Revolving Credit Commitments held by such Consenting Term Lender as of the Consent Deadline, and/or a Consenting Revolving Credit Lender that is not an Extending Term Lender, with respect to all outstanding Revolving Credit Commitments of such Consenting Revolving Credit Lender as of the Consent Deadline, as the case may be, the undersigned institution unconditionally and irrevocably agrees to the terms of the Amendment and the Third Amended and Restated Credit Agreement.

[Signature pages follow]

Name of Lender:

	Executing as an “Extending Term B-1/B-5 Lender”:		Executing as an “Extending Term B-4/B-5 Lender”:
	by		by
	Name:		Name:
	Title:		Title:

	For any Institution requiring a second signature line:		For any Institution requiring a second signature line:
	by		by
	Name:		Name:
	Title:		Title:

	Extension of All Outstanding Term B-1 Loans		Extension of All Outstanding Term B-4 Loans
	If electing to extend all outstanding Term B-1 Loans, please check the following box: ☐		If electing to extend all outstanding Term B-4 Loans, please check the following box: ☐

	Extension of a Portion of Outstanding Term B-4 Loans		Extension of a Portion of Outstanding Term B-1 Loans
	If electing to extend only a portion of outstanding Term B-1 Loans, please fill in the following information:		If electing to extend only a portion of outstanding Term B-4 Loans, please fill in the following information:
Existing Amount	Term B-5 Loan Amount	Existing Amount	Term B-5 Loan Amount
$	$	$	$

Such Extending Term B-1/B-5 Lender elects to have its extension become effective in the
Pre-Payment Term B-1 Extension ☐
Post-Payment Term B-1 Extension ☐

	Executing as a “Consenting Term Lender”:		Executing as a “Consenting Revolving Credit Lender”:
	by		by
	Name:		Name:
	Title:		Title:

	For any Institution requiring a second signature line:		For any Institution requiring a second signature line:
	by		by
	Name:		Name:
	Title:		Title:

Annex 2 to

Amendment No. 5 to Credit Agreement

Third Amended and Restated Credit Agreement

[See attached]

Annex 3 to

Amendment No. 5 to Credit Agreement

GUARANTOR CONSENT AND REAFFIRMATION

December 21, 2012

Reference is made to (i) Amendment No. 5 to Credit Agreement, dated as of the date hereof, attached as Exhibit A hereto (the “Amendment”), among Avaya, Inc. (the “Borrower”), Citibank, N.A., as Administrative Agent, and each Lender party thereto and (ii) the Credit Agreement, dated as of October 26, 2007, as amended as of December 18, 2009 by Amendment No. 1, as amended and restated as of February 11, 2011 pursuant to the Amendment Agreement, as amended as of August 8, 2011 by Amendment No. 3 and as amended and restated as of October 29, 2012 pursuant to Amendment No. 4 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Restated Credit Agreement”), among the Borrower, Avaya Holdings Corp. (formerly known as Sierra Holdings Corp.), Citibank, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and each Lender from time to time party thereto. Capitalized terms used but not otherwise defined in this Guarantor Consent and Reaffirmation (this “Consent”) are used with the meanings attributed thereto in the Amendment.

Each Guarantor hereby consents to the execution, delivery and performance of the Amendment and agrees that each reference to the Credit Agreement in the Loan Documents shall, on and after the Amendment Effective Date and the Third Restatement Effective Date, as applicable, be deemed to be a reference to the Third Amended and Restated Credit Agreement in effect in accordance with the terms of the Amendment.

Each Guarantor hereby acknowledges and agrees that, after giving effect to the Amendment, all of its respective obligations and liabilities under the Loan Documents to which it is a party, as such obligations and liabilities have been amended by the Amendment, are reaffirmed, and remain in full force and effect.

After giving effect to the Amendment, each Guarantor reaffirms each Lien granted by it to the Administrative Agent for the benefit of the Secured Parties under each of the Loan Documents to which it is a party, which Liens shall continue in full force and effect during the term of the Third Amended and Restated Credit Agreement, and shall continue to secure the Obligations (after giving effect to the Amendment), in each case, on and subject to the terms and conditions set forth in the Third Amended and Restated Credit Agreement and the other Loan Documents.

Nothing in this Consent shall create or otherwise give rise to any right to consent on the part of the Guarantors to the extent not required by the express terms of the Loan Documents.

This Consent is a Loan Document and shall be governed by, and construed in accordance with, the law of the state of New York.

[The remainder of this page is intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have duly executed this Consent as of the date first set forth above.

AVAYA HOLDINGS CORP.

AC TECHNOLOGIES, INC.

AVAYA CALA INC.

AVAYA EMEA LTD.

AVAYA FEDERAL SOLUTIONS, INC.

AVAYA GOVERNMENT SOLUTIONS INC.

AVAYA INTEGRATED CABINET SOLUTIONS INC.

AVAYA MANAGEMENT SERVICES INC.

AVAYA WORLD SERVICES INC.

INTEGRATED INFORMATION TECHNOLOGY CORPORATION

SIERRA ASIA PACIFIC INC.

TECHNOLOGY CORPORATION OF AMERICA, INC.

UBIQUITY SOFTWARE CORPORATION

VPNET TECHNOLOGIES, INC.

AVAYA HOLDINGS LLC

AVAYA HOLDINGS TWO, LLC

OCTEL COMMUNICATIONS LLC

RADVISION, INC.

AVAYALIVE INC.

By:
Name:
Title:

[Guarantor Consent and Reaffirmation – Amendment No. 5 to Credit Agreement]

Exhibit A to

Guarantor Consent and Reaffirmation

Amendment No. 5 to Credit Agreement

[See attached]

Annex 4 to

Amendment No. 5 to Credit Agreement

Updated Exhibits to Third Amended and Restated Credit Agreement

[See attached]

EXHIBIT A

FORM OF

COMMITTED LOAN NOTICE

To:	Citibank, N.A., as Administrative Agent
Citigroup Global Loans
2 Penns Way, Suite 100
New Castle, DE 19720

Attention: [ ]

[Date]

Ladies and Gentlemen:

Reference is made to the Credit Agreement dated as of October 26, 2007 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Avaya Inc. (the “Borrower”), Avaya Holdings Corp. (f/k/a Sierra Holdings Corp.), Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer, and each lender from time to time party thereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

The Borrower hereby gives you notice, irrevocably, pursuant to Section 2.02(a) of the Credit Agreement that it hereby requests (select one):

☐	A Borrowing of new Loans

☐	A conversion of Loans

☐	A continuation of Loans

to be made on the terms set forth below:

(A)	Class of Borrowing[1]
(B)	Date of Borrowing, conversion or continuation (which is a Business Day)
(C)	Principal amount[2]
(D)	Type of Loan[3]
(E)	Interest Period[4]
(F)	Currency of Loan

[1]	Term B-1, Term B-3, Term B-4, Term B-5, Dollar Revolving Credit, Alternative Currency Revolving Credit or Swing Line.
[2]	Eurocurrency Rate Loans shall be in minimum of $1,000,000 (and any amount in excess of $1,000,000 shall be an integral multiple of $500,000). Base Rate Loans shall be in minimum of $500,000 (and any amount in excess of $500,000 shall be an integral multiple of $100,000).
[3]	Specify Eurocurrency or Base Rate. Alternative Currency Revolving Loans and Euro Term Loans must be Eurocurrency.
[4]	Applicable for Eurocurrency Borrowings/Loans only.

[The Borrower hereby represents and warrants that the conditions to lending specified in Section[s] 4.02(a) [and (b)]5 of the Credit Agreement will be satisfied as of the date of Borrowing set forth above.]6

[The above request has been made to the Administrative Agent by telephone at (212) [            ]].

[5]	Inapplicable for the initial Credit Extensions on the Closing Date.
[6]	Applicable for Borrowings of new Loans only.

AVAYA INC.

By:
Name:
Title:

EXHIBIT C-7

LENDER: [—]

PRINCIPAL AMOUNT: $[—]

FORM OF

TERM B-5 NOTE

New York, New York

[Date]

FOR VALUE RECEIVED, the undersigned, AVAYA INC., a Delaware corporation (the “Borrower”), hereby promises to pay to the Lender set forth above (the “Lender”) or its registered assigns, in lawful money of the United States of America in immediately available funds at the Administrative Agent’s Office (such term, and each other capitalized term used but not defined herein, having the meaning assigned to it in the Credit Agreement dated as of October 26, 2007 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Avaya Holdings Corp. (f/k/a Sierra Holdings Corp.), Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer, and each lender from time to time party thereto) (i) on the dates set forth in the Credit Agreement, the principal amounts set forth in the Credit Agreement with respect to Term B-5 Loans made by the Lender to the Borrower pursuant to Section 2.01(a)(iii)(C) of the Credit Agreement and (ii) on each Interest Payment Date, interest at the rate or rates per annum as provided in the Credit Agreement on the unpaid principal amount of all Term B-5 Loans made by the Lender to the Borrower pursuant to the Credit Agreement.

The Borrower promises to pay interest, on demand, on any overdue principal and, to the extent permitted by law, overdue interest from their due dates at the rate or rates provided in the Credit Agreement.

The Borrower hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The nonexercise by the holder hereof of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

All borrowings evidenced by this note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, however, that the failure of the holder hereof to make such a notation or any error in such notation shall not affect the obligations of the Borrower under this note.

This note is one of the Term B-5 Notes referred to in the Credit Agreement that, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional and mandatory prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified. This note is secured and guaranteed as provided in the Credit Agreement and the Collateral Documents. Reference is hereby made to the Credit Agreement and the Collateral Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and guarantees, the terms and conditions upon which the security interest and each guarantee was granted and the rights of the holder of this note in respect thereof.

THIS NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE CREDIT AGREEMENT. TRANSFERS OF THIS NOTE MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF THE CREDIT AGREEMENT.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

AVAYA INC.

By:
Name:
Title:

LOANS AND PAYMENTS

Date	Amount of Loan	Maturity Date	Payments of Principal/Interest	Principal Balance of Note	Name of Person Making the Notation

EXHIBIT E

FORM OF

ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the] [each]1 Assignor (as defined below) and [the] [each]2 Assignee (as defined below) pursuant to Section 10.07 of the Credit Agreement dated as of October 26, 2007 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Avaya Inc., a Delaware corporation (the “Borrower”), Avaya Holdings Corp. (f/k/a Sierra Holdings Corp.), Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer, and each lender from time to time party thereto, receipt of a copy of which is hereby acknowledged by [the] [each] Assignee. [It is understood and agreed that the rights and obligations of [the Assignors] [the Assignees]3 hereunder are several and not joint.]4 Capitalized terms used in this Assignment and Assumption and not otherwise defined herein have the meanings specified in the Credit Agreement. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, [the] [each] Assignor hereby irrevocably sells and assigns to [the Assignee] [the respective Assignees], and [the] [each] Assignee hereby irrevocably purchases and assumes from [the Assignor] [the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, (i) all of [the Assignor’s] [the respective Assignors’] rights and obligations in [its capacity as a Lender] [their respective capacities as Lenders] under the Credit Agreement, any other Loan Documents and any other documents or instruments delivered pursuant to any of the foregoing to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor] [the respective Assignors] under the facility identified below (including participations in any Letters of Credit or Swing Line Loans included in such facility) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)] [the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other Loan Document or any other documents or instruments delivered pursuant to any of the foregoing or the transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned by [the] [any] Assignor to [the] [any] Assignee pursuant to clause (i) above (the rights and

[1]	For bracketed language here and elsewhere in this form relating to the Assignor(s), if the assignment is from a single Assignor, choose the first bracketed language. If the assignment is from multiple Assignors, choose the second bracketed language.
[2]	For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language. If the assignment is to multiple Assignees, choose the second bracketed language.
[3]	Select as appropriate.
[4]	Include bracketed language if there are either multiple Assignors or multiple Assignees.

obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as [[the] [an] “Assigned Interest”). Such sale and assignment is without recourse to [the] [any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the] [any] Assignor.

1.	Assignor[s] (the “Assignor[s]”):

2.	Assignee[s] (the “Assignee[s]”):

Assignee is an Affiliate of: [Name of Lender]

Assignee is an Approved Fund of: [Name of Lender]

3.	Borrower: Avaya Inc.

4.	Administrative Agent: Citibank, N.A.

5.	Assigned Interest:

Facility	Aggregate Amount of Commitment/Loans of all Lenders	Amount of Commitment/Loans Assigned	Percentage Assigned of Commitment/ Loans[5]
Dollar Revolving Credit Facility	$	$		%
Alternative Currency Revolving Credit Facility	$	$		%
Term B-1 Loans	$	$		%
Term B-3 Loans	$	$		%
Term B-4 Loans	$	$		%
Term B-5 Loans	$	$		%

Effective Date:

[5]	Set forth, to at least 8 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

The terms set forth in this Assignment and Assumption are hereby agreed to:

[NAME OF ASSIGNOR], as Assignor,

By:
Name:
Title:

[NAME OF ASSIGNEE], as Assignee,

By:
Name:
Title:

[Consented to and]6 Accepted:

CITIBANK, N.A.,

as Administrative Agent,

By:
Name:
Title:

[Consented to]7: [            ],

as a Principal L/C Issuer,

By:
Name:
Title:

[Consented to]8:

CITIBANK, N.A.,

as Swing Line Lender,

By:
Name:
Title:

[6]	No consent of the Administrative Agent shall be required for an assignment of all or any portion of a Term Loan to another Lender, an Affiliate of a Lender or an Approved Fund.
[7]	No consent of the Principal L/C Issuers shall be required for any assignment of a Term Loan or any assignment to an Agent or an Affiliate of an Agent.
[8]	Only required for any assignment of any of the Dollar Revolving Credit Facility.

AVAYA INC.9

By:
Name:
Title:

[9]

No consent of the Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or, if an Event of Default under Section 8.01(a) or, solely with respect to the Borrower, Section 8.01(f) of the Credit Agreement has occurred and is continuing, any Assignee.

ANNEX 1 TO

ASSIGNMENT AND ASSUMPTION

CREDIT AGREEMENT1

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1. Representations and Warranties.

1.1 Assignor. [The] [Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the] [the relevant] Assigned Interest, (ii) [the] [such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of Holdings, the Borrower, or any of their Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by Holdings, the Borrower, or any of their Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2. Assignee. [The] [Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 10.07(b) of the Credit Agreement (subject to such consents, if any, as may be required under Section 10.07(b)(i) of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement and, to the extent of [the] [the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by [the] [such] Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire [the] [such] Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received copies of the most recent financial statements delivered pursuant to Section 4.01(g) or 6.01 of the Credit Agreement, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the] [such] Assigned Interest, (vi) it has, independently and without reliance on any Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the] [such] Assigned Interest, (vii) if it is not already a Lender under the Credit Agreement, attached to the Assignment and Assumption is an Administrative Questionnaire, (viii) the Administrative Agent has received a processing and recordation fee of $3,500 as of the Effective Date and (ix) if it is a Foreign Lender, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to Section 3.01 of the Credit Agreement, duly completed and executed by the Assignee and (b) agrees that (i) it will, independently and without reliance

[1]	Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement dated as of October 26, 2007, as amended as of December 18, 2009 by Amendment No. 1 thereto, as amended and restated as of February 11, 2011 pursuant to Amendment No. 2 thereto, as amended as of August 8, 2011 by Amendment No. 3 thereto, as amended and restated as of October 29, 2012 pursuant to Amendment No. 4 thereto and as amended and restated as of December 21, 2012 pursuant to Amendment No. 5 thereto (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Avaya Inc. (the “Borrower”), Avaya Holdings Corp. (f/k/a Sierra Holdings Corp.), Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer, and each lender from time to time party thereto.

upon any Agent, [the] [any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the] [each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the] [each] Assignor for amounts which have accrued to but excluding the Effective Date and to [the] [each] Assignee for amounts which have accrued from and after the Effective Date.

3. General Provisions. This Assignment and Assumption shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.